UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2025
TRUPANION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36537	83-0480694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6100 4th Avenue S, Suite 400
Seattle, Washington 98108
(Address of principal executive offices, including zip code)

(855) 727 - 9079
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.00001 par value per share	TRUP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2025, Trupanion, Inc. (the “Company”) held its 2025 Annual Meeting, at which the Company’s stockholders (i) elected the nine directors identified in the table below to the Board to serve until the Company’s annual meeting of stockholders in 2026 or until their successors are duly elected and qualified, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, (iii) approved the advisory vote on compensation for the Company’s named executive officers for fiscal year ended December 31, 2024, and (iv) approved a one-year frequency for future votes on executive compensation. Set forth below are the final voting tallies for the Annual Meeting:

Proposal 1: Election of Directors	For	Against	Withheld	Broker Non-Votes
Max Brodén	32,389,532	0	249,731	3,323,424
Jacqueline “Jackie” Davidson	32,394,112	0	245,151	3,323,424
Paulette Dodson	32,325,724	0	313,539	3,323,424
Richard Enthoven	32,389,977	0	249,286	3,323,424
Murray Low	31,765,812	0	873,451	3,323,424
Elizabeth “Betsy” McLaughlin	32,346,724	0	292,539	3,323,424
Darryl Rawlings	32,169,360	0	469,903	3,323,424
Howard Rubin	31,703,867	0	935,396	3,323,424
Margaret “Margi” Tooth	32,367,614	0	271,649	3,323,424
Proposal 2: Auditor Ratification	For	Against	Abstain	Broker Non-Votes
Ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2025	35,745,911	92,006	124,770	n/a
Proposal 3: Advisory and Non-Binding “Say on Pay” Vote	For	Against	Abstain	Broker Non-Votes
Advisory and non-binding vote to approve the compensation for the Company's named executive officers in 2024	31,746,698	726,943	165,622	3,323,424
Proposal 4: Frequency of “Say on Pay” Vote	1 Year	2 Years	3 Years	Abstain
Advisory and non-binding vote to approve the frequency of future advisory votes on compensation provided to the Company's named executive officers	32,452,323	11,508	168,657	6,775

(d) After considering the voting results on the frequency of future votes on executive compensation, the Company has determined to continue holding annual advisory and non-binding votes to approve the compensation for the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUPANION, INC.

By:	/s/ Fawwad Qureshi
Name: Fawwad Qureshi
Title: Chief Financial Officer
Date: June 17, 2025